Exhibit 10.3

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

          THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (herein called the "Amendment") dated effective as of August 14, 2000, by and among Hispanic Television Network, Inc., a Delaware corporation ("Borrower"), Goff Moore Strategic Partners, L.P. and GAINSCO, Inc., representing Majority Lenders, as defined in the Original Loan Agreement defined below, and Harlan L. Paul, Mark Hollmann and Stacia Hollmann, as tenants by the entireties, Clifton Morris, and Daniel E. Berce (collectively, the "New Lenders").

WITNESSETH:

          WHEREAS, Borrower, Majority Lenders and the other Lenders set forth therein entered into that certain Loan Agreement dated as of July 25, 2000 (the "Original Loan Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

          WHEREAS, as contemplated under Section 1.1 of the Original Loan Agreement, the New Lenders have become Lenders under the Loan Agreement on the dates set forth in such New Lender's New Note and Borrower, Majority Lenders and the New Lenders desire to amend the Original Loan Agreement for the purposes as set forth herein;.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
Definitions and References

          Section 1.1   Terms Defined in the Original Loan Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

          Section 1.2   Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment" means this First Amendment to Loan Agreement and Other Loan Documents.
"Amendment Documents" means this Amendment, the New Notes, the New Warrants and the First Amendment to Deed of Trust.

          "First Amendment to Deed of Trust" means that certain First Amendment to Deed of Trust, Security Agreement with Assignment of Rents and Fixture Filing dated as of August 14,  2000, by and between Borrower and *[Majority Lenders], amending that certain Deed of Trust, Security Agreement with Assignment of Rents and Fixture Filing dated as of July 27, 2000, executed by Borrower in favor of Lenders.

"Loan Agreement" means the Original Loan Agreement as amended hereby.
"Original Pledge Agreement" means that certain Pledge Agreement dated as of July 25, 2000, executed by Borrower in favor of Lenders.
"Original Security Agreement" means that certain Security Agreement dated as of July 25, 2000, executed by Borrower in favor of Lenders.
"New Notes" means the following promissory notes, each in the form of Exhibit A to the Original Loan Agreement with appropriate insertions:
(i) the promissory note of Borrower dated effective as of July 31, 2000, and payable to the order of Harlan L. Paul in the aggregate principal amount of $200,000;

          (ii)   the promissory note of Borrower dated effective as of July 31, 2000, payable to the order of Mark Hollmann and Stacie Hollmann, as tenants by the entireties, in the aggregate principal amount of $100,000;

(iii) the promissory note of Borrower dated effective as of August 8, 2000, payable to the order of Clifton Morris in the aggregate principal amount of $100,000; and
(iv) the promissory note of Borrower dated effective as of August 8, 2000, payable to the order of Daniel E. Berce in the aggregate principal amount of $100,000.
"New Warrants" means those certain warrants duly executed by the Company in favor of each New Lender dated effective as of the date hereof.
"Pledge Agreement" means the Original Pledge Agreement as amended hereby.
"Security Agreement" means the Original Security Agreement as amended hereby.

ARTICLE II.
Amendments to Original Loan Agreement and other Loan Documents

          Section 2.1   Lender's Schedule to Original Loan Agreement. Schedule I, also referred to as the Lender's Schedule, to the Original Loan Agreement is hereby amended in its entirety to read as set forth in Schedule I attached hereto.

          Section 2.2   Security Schedule to Original Loan Agreement. Schedule II, also referred to as the Security Schedule, to the Original Loan Agreement is hereby amended in its entirety to read as set forth in Schedule II attached hereto.

          Section 2.3   Schedule I to the Original Security Agreement and Original Pledge Agreement. Schedule I to the Original Security Agreement and Schedule I to the Original Pledge Agreement are hereby amended in their entirety to read as set forth in Schedule III attached hereto.

ARTICLE III.
Conditions of Effectiveness

          Section 3.1   Effective Date. This Amendment shall become effective as of the Effective Date when, and only when:

          (a)          Majority Lenders shall have received, at Majority Lender's office, (i) a counterpart of this Amendment executed and delivered by Borrower and each New Lender, (ii) the First Amendment to Deed of Trust, executed and delivered by Borrower and (iii) those UCC-3 Financing Statements in the form of Exhibit C attached hereto, duly executed by Borrower and each Lender;

(b) Borrower shall have issued and delivered to each New Lender such New Lender's New Note and such New Lender's New Warrant, each duly executed on behalf of Borrower;
(c) Majority Lenders shall have received such other supporting documents as Majority Lenders may reasonably request;
(d) Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees required to be paid to Majority Lenders pursuant to any Loan Documents.

          (e)          Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Majority Lenders pursuant to any Loan Documents, or otherwise due Majority Lenders and including fees and disbursements of Majority Lenders' attorneys in an amount not to exceed $2000.

ARTICLE IV.
Miscellaneous

          Section 5.1   Ratification of Agreements. The (i) Original Loan Agreement, (ii) Original Security Agreement, and (iii) Original Pledge Agreement, as hereby amended are hereby ratified and confirmed in all respects. The Loan Documents and the Escrow Agreement, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document or in the Escrow Agreement shall be deemed to be a reference to the Original Loan Agreement as hereby amended. Any reference to the Security Agreement in any Loan Document or in the Escrow Agreement shall be deemed to be a reference to the Original Security Agreement as hereby amended. Any reference to the Pledge Agreement in any Loan Document or in the Escrow Agreement shall be deemed to be a reference to the Original Pledge Agreement, as hereby amended. Any reference to the Notes in any other Loan Document shall be deemed to include the New Notes. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes or any other Loan Document.

          Section 5.2   Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and the issuance and delivery of the New Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

          Section 5.3   Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

          Section 5.4   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

          Section 5.5   Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

          THIS AMENDMENT, THE OTHER AMENDMENT DOCUMENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

          IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:
HISPANIC TELEVISION NETWORK, INC.
By: _/s/ Franklin Byrd___________________ Franklin Byrd Chief Financial Officer and Secretary
MAJORITY LENDERS:
GOFF MOORE STRATEGIC PARTNERS, L.P.
By: GMSP Operating Partners, L.P., its general partner
By: GMSP, L.L.C.
By: _/s/ J. Randall Chappel_______________ Name: J. Randall Chappel Title: Principal
GAINSCO, INC.
By: _/s/______________________________
NEW LENDERS:
/s/ Harlan S. Paul_________________________ Harlan L. Paul
/s/ Mark Hollmann & Stacia Hollmann________ Mark Hollmann & Stacia Hollmann, as tenants by the entireties
/s/ Clifton Morris_________________________ Clifton Morris
/s/ Daniel E. Berce________________________ Daniel E. Berce